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                              ASSUMPTION OF DEBT &
                        CONTRIBUTION TO CAPITAL AGREEMENT

         This Assumption of Debt and Contribution to Capital Agreement (this "Agreement") is entered into by and between HomeGold Financial, Inc., a South Carolina corporation ("HFI"), HomeGold, Inc., a South Carolina corporation ("HGI"), and Carolina Investors, Inc., a South Carolina corporation ("CII"), to be effective as of December 31, 2000.

         WHEREAS, HGI is the borrower and CII is the lender under that certain Subordinated Intercompany Promissory Note & Security Agreement dated December 28, 1998 pursuant to which HGI borrowed the principal amount of $10,000,000 from CII (the "Equipment Note") secured by certain of HGI's equipment and proceeds therefrom; and

         WHEREAS, HGI is the borrower and CII is the lender under that certain Subordinated Warehouse Line of Credit dated December 1, 1998 with a maximum line amount of $100,000,000 (the "Subordinated Warehouse"); and

         WHEREAS, HGI is the borrower and CII is the lender under that certain Subordinated Intercompany Promissory Note dated June 30, 1998 in a principal amount of up to $200,000,000 (the "HGI Subnote"), and CII is the borrower and HGI is the lender under a similar Subordinated Intercompany Promissory Note dated June 30, 1998 in a principal amount of up to $200,000,000 (the "CII Subnote"), both of which were entered into in connection with the entry of HGI and CII into a warehouse line of credit with The CIT Group/ Business Credit, Inc. as the primary lender and administrative agent; and

         WHEREAS, as of December 31, 2000, the principal amount of all outstanding indebtedness of HGI to CII and the accrued and unpaid interest thereon is $100,840,449; and

         WHEREAS, HFI, HGI and CII desire that HFI assume all of HGI's indebtedness to CII as of December 31, 2000 as a contribution by HFI to the capital of HGI;

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

         1. HFI Assumption of HGI Debt to CII. As a contribution to the capital of HGI, effective December 31, 2000, HFI hereby assumes all obligations, as amended hereby, of HGI to CII under (a) the Equipment Note, (b) the Subordinated Warehouse, (c) the HGI Subnote and (d) any other indebtedness of HGI to CII (whether or not such indebtedness is evidenced by a writing).

         2. Documentation and Amendment of Terms of Debt Assumed. HFI, HGI and CII hereby agree that, effective as of December 31, 2000, the terms and provisions of (a) the Equipment Note, (b) the Subordinated Warehouse, (c) the HGI Subnote and (d) any other indebtedness of HGI to CII (whether or not such indebtedness is evidenced by a writing) are all collectively hereby amended, restated and replaced in their entirety as set forth in the revolving promissory note attached hereto as Exhibit A (the "HFI Revolver").

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         3. HGI Guaranty of HFI Obligations Under the HFI Revolver. As a
condition of CII's entry into this Agreement, HGI hereby agrees to guaranty the obligations of HFI to CII under the HFI Revolver by execution of the guaranty attached hereto as Exhibit B and agrees that all of the property of HGI which secures such guaranty as provided therein and which also secures the Equipment Note and the Subordinated Warehouse shall continue to secure HGI's obligations under such guaranty.

         4. CII Subnote Terminated. HGI and CII hereby (a) acknowledge that no amounts are outstanding under the CII Subnote as of December 31, 2000, (b) agree that the CII Subnote is hereby terminated as of December 31, 2000 and (c) hereby acknowledge and agree that neither of them has any remaining obligation to the other under the CII Subnote.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Assumption of Debt and Contribution to Capital Agreement to be executed on its behalf by its duly authorized officer as of the date first set forth above.


                                            HOMEGOLD FINANCIAL, INC.

                                            By: _________________________

                                            Name: _______________________

                                            Title: ________________________


                                            HOMEGOLD, INC.

                                            By: _________________________

                                            Name: _______________________

                                            Title: ________________________


                                            CAROLINA INVESTORS, INC.

                                            By: _________________________

                                            Name: _______________________

                                            Title: ________________________

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